SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 5, 2024, Waste Management, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the Company’s entry into a material definitive agreement to acquire Stericycle, Inc., a Delaware corporation (“Stericycle”). This Current Report on Form 8-K/A amends the Original 8-K to (i) correct the use of an undefined term (“Parent”) and the use of the term “Company” in certain places where “Stericycle” was intended and (ii) make other minor clarifications. This Current Report on Form 8-K/A restates the Original 8-K as corrected in its entirety.

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On June 3, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Stag Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), and Stericycle.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Stericycle (the “Merger” and collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), with Stericycle continuing as the surviving corporation and as an indirect wholly-owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), each share of Stericycle common stock, par value $0.01 per share (“Stericycle Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares (i) owned by the Company, Merger Sub or Stericycle or any of their respective subsidiaries (other than Merger Sub) or (ii) for which appraisal rights have been properly demanded in accordance with Section 262 of the General Corporation Law of the State of Delaware) will be converted into the right to receive $62.00 per share in cash, without interest (the “Merger Consideration”).

At the Effective Time, each vested option to purchase shares of Stericycle Common Stock with a per share exercise price less than the Merger Consideration that is outstanding at the Effective Time will be cancelled and converted into the right to receive a cash amount equal to the product of (i) the total number of shares of Stericycle Common Stock underlying the option multiplied by (ii) the excess of the Merger Consideration over the per share exercise price of such option. Each option to purchase shares of Stericycle Common Stock with a per share exercise price that is equal to or greater than the Merger Consideration will be cancelled for no consideration.

At the Effective Time, each outstanding award of Stericycle restricted stock units (including deferred stock units and awards based on performance conditions) (“Stericycle RSUs”) held by an employee of Stericycle and its subsidiaries immediately prior to the Effective Time who, as of the Effective Time, continues their employment with the Company or any of its subsidiaries or affiliates (each, a “Continuing Employee”) will be assumed by the Company and converted into a restricted stock unit award with respect to Company common stock, par value $0.01 per share (“Company Common Stock”), subject to substantially the same terms and conditions as were applicable to the corresponding Stericycle RSU. At the Effective Time, each Stericycle RSU held by an employee or other service provider of Stericycle and its subsidiaries who will terminate employment or service with Stericycle or its subsidiaries prior to or in connection with the consummation of the Merger (the “Closing”) will be cancelled and converted into the right to receive a cash amount equal to the product of (i) the total number of shares of Stericycle Common Stock underlying such Stag RSU (with performance-based awards being converted at target performance levels) multiplied by (ii) the Merger Consideration.

The Closing is subject to certain customary closing conditions, including, among other things, (i) the affirmative vote of the holders of a majority of the voting power represented by the shares of Stericycle Common Stock that are outstanding and entitled to vote at the meeting of stockholders of Stericycle (the “Stockholder Approval”), (ii) customary regulatory approval, including pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and certain foreign competition laws and foreign investment laws (the “Required Regulatory Approvals”), and (iii) the absence of any law or order restraining, enjoining or otherwise prohibiting the Merger (an "Injunction"). Each of the Company’s, Merger Sub’s, and Stericycle’s obligation to consummate the Merger is also subject to additional customary closing conditions, including (x) subject to certain materiality qualifiers, the accuracy of the representations and warranties of each other party, (y) performance and compliance in all material respects by each other party of its covenants and agreements under the Merger Agreement, and (z) with respect to the Company’s and Merger Sub’s obligations to consummate the Merger, the absence of a Company Material Adverse Effect (as defined in the Merger Agreement).

Stericycle has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of Stericycle and its subsidiaries prior to the earlier of the Effective Time or the date that the Merger Agreement is terminated in accordance with its terms. The Company has also made customary representations, warranties and covenants, including, among others, covenants to use reasonable best efforts to obtain the Required Regulatory Approvals, and, to the extent necessary to obtain such approvals, to pursue litigation, divest assets or accept other behavioral remedies, except where the cumulative effect of any such divestitures and remedies would adversely impact projected EBITDA for the first year after the Closing from the Company’s or its Subsidiaries’ (including at or after the Closing, Stericycle’s and any of its Retained Subsidiaries’ (as defined in the Merger Agreement)) operations by more than $25,000,000 annually or require the Company or any of its Subsidiaries (including at or after the Closing, Stericycle and any of its Retained Subsidiaries) to provide prior notice to, or to obtain prior approval from any Governmental Entity (as defined in the Merger Agreement) unless such requirement to provide prior notice to, or to obtain prior approval, would be immaterial.

The Merger Agreement also includes customary termination provisions for both Stericycle and the Company and provides that, in connection with the termination of the Merger Agreement, Stericycle will be required to pay the Company a termination fee of $175,000,000 in certain circumstances, including (i) if Stericycle terminates the Merger Agreement in order to enter into an acquisition agreement with respect to a superior proposal prior to obtaining the Stockholder Approval or (ii) the Board of Directors of Stericycle changes its recommendation or takes similar actions prior to the meeting of the stockholders of Stericycle and the Company terminates the Merger Agreement. The Merger Agreement further provides that if the Merger Agreement is terminated by the Company or Stericycle in circumstances in which either (i) the Required Regulatory Approvals have not been obtained or (ii) there exists an Injunction that is issued under or pursuant to any Specified Law (as defined in the Merger Agreement) and on the date of termination, the other conditions to closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing if the Closing Date (as defined in the Merger Agreement) were on the date of termination), the Company would be required to pay Stericycle a termination fee of $262,500,000.

The above description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated herein by reference. It is not intended to provide any factual information about the Company, Stericycle or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by matters disclosed in certain of Stericycle’s filings with the SEC prior to the date of the Merger Agreement and by information contained in confidential disclosure schedules provided by each of Stericycle and the Company to the other in connection with the signing of the Merger Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from what may be viewed as material to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Stericycle or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure

Press Release

On June 3, 2024, the Company and Stericycle issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated June 3, 2024 (pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Agreement and Plan of Merger have been omitted and will be supplementally provided to the SEC upon request).

99.1	Press Release dated June 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This filing contains “forward-looking statements” within the meaning of the U.S. federal securities laws about the Company, Stericycle and the proposed acquisition, including but not limited to all statements about the timing and approvals of the proposed acquisition; ability to consummate and finance the acquisition; method of financing the acquisition; integration of the acquisition; future operations or benefits; future capital allocation; future business and financial performance of the Company and Stericycle and the ability to achieve full year financial guidance; future leverage ratio; and all outcomes of the proposed acquisition, including synergies, cost savings, and impact on earnings, cash flow growth, return on capital, shareholder returns, strength of the balance sheet and credit ratings, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “continue,” “sustain, “ “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. You should view these statements with caution and should not place undue reliance on such statements. They are based on the facts and circumstances known to the Company and Stericycle (as the case may be) as of the date the statements are made. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, general economic and capital markets conditions; inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; inability to obtain stockholder approval or satisfy other closing conditions; inability to obtain financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effects that any termination of the definitive agreement may have on Stericycle or its business; legal proceedings that may be instituted related to the proposed acquisition; unexpected costs, charges or expenses; failure to successfully integrate the acquisition, realize anticipated synergies or obtain the results anticipated; and other risks and uncertainties described in the Company’s and Stericycle’s filings with the SEC, including Part I, Item 1A of each company’s most recently filed Annual Report on Form 10-K and subsequent reports on Form 10-Q, which are incorporated herein by reference, and in other documents that the Company or Stericycle file or furnish with the SEC. Except to the extent required by law, neither the Company nor Stericycle assume any obligation to update any forward-looking statement, including financial estimates and forecasts, whether as a result of future events, circumstances or developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: June 5, 2024	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer